UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 15, 2011
(Date of earliest event reported)

Rosetta Resources Inc.
(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

713-335-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 15, 2011, two wholly owned subsidiaries of Rosetta Resources Inc. (the “Company”), Rosetta Resources Operating LP and Rosetta Resources Gathering LP, closed the sale of their Sacramento Basin, California oil and gas assets to Vintage Petroleum, LLC for $200,000,000, subject to normal and customary post-closing adjustments. The purchase price attributable to certain properties valued at approximately $43,600,000 was deposited into an escrow account pending receipt of appropriate consents for the assignment of those properties. It is anticipated that the transfer of the remaining assets will be completed by the third quarter of 2011.

Item 7.01. Regulation FD Disclosure.

A copy of the press release relating to the closing of the Company’s California oil and gas assets is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information:

The Company’s unaudited pro forma condensed consolidated balance sheet as of December 31, 2010 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 that give effect to the sale described herein is furnished herewith as Exhibit 99.2, and incorporated herein by this reference. The Company’s historical financial statements include amounts related to the Sacramento Basin, California properties as well as amounts related to other assets that we have sold in 2011. We are required to provide pro forma financial information with respect to the Sacramento Basin divestiture transaction but not the other transaction, the DJ Basin divestiture. However, we believe pro forma financial information prepared with respect to all of our 2011 divestitures is more useful to investors because it reflects our remaining operations. Therefore, although not required, we have prepared the pro forma financial information with respect to all 2011 divestitures incurred to date.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Rosetta Resources Inc. dated April 21, 2011
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Rosetta Resources Inc. as of and for the year ended December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2011	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski

Michael J. Rosinski
Executive Vice President, Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Rosetta Resources Inc. dated April 21, 2011
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Rosetta Resources Inc. as of and for the year ended December 31, 2010